UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-04915

     DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, 19th Floor

        Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq. DNP Select Income Fund Inc. One Financial Plaza Hartford, CT 06103-2608	Adam D. Kanter, Esq. Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  877-381-2537

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2025

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

DNP Select Income Fund Inc.
Annual Report
October 31, 2025

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (“DNP” or the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The Board reviews the operation of the Plan on a quarterly basis, with the most recent review having been conducted in December 2025, and the Investment Adviser uses data provided by an independent consultant to review for the Board the Plan annually. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value, widening an existing trading discount, or decreasing an existing premium.
The Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

DECEMBER 12, 2025
Dear Fellow Shareholders:
Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during the 2025 fiscal year. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.7% of the October 31, 2025, closing price of $10.17 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
The Fund had a market value total return (income plus change in market price) of 16.0% for the fiscal year ended October 31, 2025, compared to the 13.5% total return of the Composite Index.  The Composite Index is composed of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. On a net asset value (NAV) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 13.5% over the same period. On a longer-term basis, as of October 31, 2025, the Fund had a five-year annualized total return of 8.9% on a market value basis, compared to the 9.2% return of the Composite Index. On a NAV basis, the Fund’s total return was 10.8% for the same period.
As a reminder, the Fund’s investments in the midstream energy and communications sectors are not represented in the Composite Index, which can lead to outperformance or underperformance, depending on the performance of these sectors relative to the index. The Fund also owns international utilities which are not in the index and can have an influence, both positively and negatively, on relative performance. Likewise, the independent power producers (IPPs), which are in the index but not owned in the Fund, can have a significant effect on comparisons. The IPPs have tended to be quite volatile over time given the unregulated nature of their business models. However, as IPPs sign more long-term contracts for the provision of electricity to artificial intelligence (AI) data centers, their revenue and earnings streams may begin to show more stability than has historically been the case.
Sector Performance Review: For the 2025 fiscal year ended October 31, 2025, the Fund’s utility holdings outpaced the S&P 500® Utilities Index as performance from the IPPs was more muted than in the previous year. The Fund’s utility positions produced robust returns mostly across the board, but in particular from international utilities, local gas distribution companies, and small/mid-capitalization holdings. AI continues to dominate discussions in utilities, and there was a lot of buzz around which companies might increase earnings guidance during the third quarter reporting cycle. In fact, there were several that did, whether explicitly raising guidance or hinting they would beat the top end of guidance. Even though most of the higher earnings growth is back-end loaded through the end of the decade or into the 2030s, there was still positive momentum for the sector during the fiscal year.
The midstream energy holdings recorded a positive performance for the year but lagged the total return of the utility sector. Midstream energy is supported by several demand tailwinds for natural gas including liquefied natural gas (LNG) exports and power generation. On the other hand, the crude oil market has been negatively influenced by supply/demand dynamics. OPEC continues to ramp up supply, driving oil prices below $60 per barrel, resulting in U.S. production trending lower. Despite these competing forces, the sector continues to be fiscally disciplined, generating attractive levels of cash flow and dividends.
Finally, the Fund’s communications holdings detracted from performance with a negative total return. The wireless tower companies have been adversely impacted as interest rates remained elevated for most of the year. In addition, tower leasing growth has decreased from previous rates, although companies have had discussions with wireless telecommunications providers about the possibility of increased demand in 2026.  With respect to the integrated telecommunications carriers, competition in the U.S. wireless market has been rational over the last couple of years, benefiting our holdings. However, after Verizon installed a new CEO in September 2025, the market has grown concerned that the company could get more aggressive with prices and promotions in order to regain share or at least stop losing share to competitors.
Merger Activity in the Utility Sector: During the final quarter of the fiscal year, two mergers of equals were announced, both being all-stock deals with small premiums—Black Hills Corp. (BKH)/Northwestern Energy Group (NWE) and American Water Works (AWK)/Essential Utilities (WTRG). DNP owns all of the companies involved except for NWE. As is generally the case with utility mergers, both deals are not expected to close for at least fifteen months.
The BKH/NWE merger was announced in August, and we believe it makes good strategic sense for both of the companies. They are small capitalization utilities, so scale was an important consideration. The combined company, with NWE to be merged into BKH, is predicted to benefit from better financial flexibility, improved EPS growth, complementary cultures, and the addition of key NWE management to strengthen the BKH team. Some of the states in which the merged company will operate present significant data center opportunities, and a stronger balance sheet should enable the company to more effectively pursue these prospects.
The combination of AWK and WTRG will have significant operations in Pennsylvania, Illinois, and New Jersey. In other states where WTRG currently has operations, there are opportunities to expand by acquiring municipal water systems. AWK will be the surviving entity and will hold the senior management positions. We have viewed WTRG as undervalued relative to AWK, mainly due to investors not favoring WTRG’s ownership of a gas utility. It is likely that AWK may decide to sell the gas business after the merger closes. Given the growth opportunities and balance sheet strength of the combined, pure-play water utility, we believe AWK should maintain its premium valuation given the scarcity of investor-owned water companies.
Board of Directors Meetings: At the regular September and December 2025 meetings of the Board of Directors, the Board declared the following monthly dividends:
Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	October 31	November 10	6.5	January 30	February 10
6.5	November 28	December 10	6.5	February 27	March 10
6.5	December 31	January 12	6.5	March 31	April 10
Managed Distribution Plan: The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. In February 2007, the Board of Directors reaffirmed the 6.5 cents per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). In 2008, the SEC granted the Fund exemptive relief that permits the Fund, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in order to fulfill the terms of the MDP. The MDP is described on the inside front cover of this report and in a Question-and-Answer format on the Fund’s website, www.dpimc.com/dnp. During the most recent fiscal period, the Fund’s MDP did not have a material impact on the Fund’s investment strategy. Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and their effect on net asset value.

The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest in potentially higher returning securities. As of October 31, 2025, the Fund had $1.105 billion of total leverage outstanding which consisted of: 1) $132 million of fixed rate preferred stock, 2) $200 million of fixed rate senior notes and 3) $773 million of floating rate secured debt outstanding under a committed loan facility. On that date, the total amount of leverage represented approximately 25% of the Fund’s total assets.
The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.
The Impact of Interest Rates on the Fund: Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on the Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.
Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater the potential percentage price volatility for a given change in interest rates. As of October 31, 2025, the Fund’s fixed income investments had an average maturity of 6.9 years and duration of 5.5 years, while the Bloomberg U.S. Utility Bond Index had an average maturity of 13.1 years and duration of 8.3 years.
As a practical matter, it is not possible for the Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates.  Management believes that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions the Fund to take advantage of future opportunities while limiting volatility to some degree.  However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including DNP.  A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.
Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.
We appreciate your interest in DNP Select Income Fund Inc. and will continue to do our best to be of service to you.
Connie M. Luecke, CFADavid D. Grumhaus, Jr.
Vice President and Chief Investment OfficerPresident and Chief Executive Officer
Certain statements in this report are forward-looking statements.  Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments.  The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report.

Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.  The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return[1] For the period indicated through October 31, 2025
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	10.4%	16.0%	8.9%	8.6%
Net Asset Value (NAV)[3]	4.7%	13.5%	10.8%	9.6%
Composite Index[4]	13.0%	13.5%	9.2%	9.9%
Bloomberg U.S. Utility Bond Index[4]	5.7%	6.6%	-0.6%	2.8%
S&P 500® Utilities Index[4]	14.4%	14.7%	10.8%	11.0%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total returns on market value shown in the table. Source: Administrator of the Fund.

[3]
Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 15 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.

[4]
The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond
Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg U.S. Utility Bond Index were obtained from Bloomberg LP.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
October 31, 2025
($ reported in thousands)

Shares	Description	Value
Common Stocks & MLP Interests—109.7%
	◼ Electric, Gas and Water—77.8%
1,573,767	Alliant Energy Corp. (1)	$105,159
1,126,761	Ameren Corp. (1)(2)	114,952
608,162	American Electric Power Co., Inc. (1)	73,138
293,942	American Water Works Co., Inc. (1)	37,751
517,145	Atmos Energy Corp. (1)	88,804
389,700	Black Hills Corp.	24,719
3,072,540	CenterPoint Energy, Inc. (1)(2)	117,494
1,334,167	CMS Energy Corp. (1)	98,128
1,320,420	Dominion Energy, Inc. (1)(2)	77,495
615,542	DTE Energy Co. (1)	83,431
571,200	Duke Energy Corp.	71,000
6,934,037	EDP S.A. (Portugal)	34,448
1,451,450	Emera, Inc. (Canada)	69,005
5,332,200	Enel SpA (Italy)	53,914
1,187,642	Entergy Corp. (1)(2)	114,121
1,548,410	Essential Utilities, Inc. (1)	60,434
1,348,088	Evergy, Inc. (1)(2)	103,547
303,840	Eversource Energy (1)(2)	22,426
1,138,500	FirstEnergy Corp. (1)	52,177
981,900	Fortis, Inc. (Canada)	49,356
3,264,400	Iberdrola S.A. (Spain)	66,092
4,847,284	National Grid plc (United Kingdom)	72,594
1,342,247	NextEra Energy, Inc. (1)(2)	109,259
2,412,911	NiSource, Inc. (1)	101,608
737,400	Northwest Natural Holding Co.	33,574
1,762,600	OGE Energy Corp. (1)(2)	77,801
576,000	ONE Gas, Inc. (1)(2)	46,189
2,832,847	PG&E Corp. (1)(2)	45,212
624,930	Pinnacle West Capital Corp. (1)	55,319
2,147,055	PPL Corp.	78,410
938,370	Public Service Enterprise Group, Inc. (1)	75,595
1,450,151	Sempra (1)	133,327
795,821	Southern Co. (The) (1)	74,839
776,340	Spire, Inc. (1)	67,076
817,050	WEC Energy Group, Inc. (1)	91,289
1,755,551	Xcel Energy, Inc. (1)(2)	142,498
		2,722,181
Shares	Description	Value
	◼ Oil & Gas Storage, Transportation and Production—20.2%
325,000	Cheniere Energy, Inc. (1)	$68,900
282,620	DT Midstream, Inc.	30,944
1,023,145	Enbridge, Inc. (Canada)	47,699
2,820,062	Energy Transfer LP	47,462
1,380,000	Enterprise Products Partners LP	42,490
975,000	Keyera Corp. (Canada)	28,787
129,700	Keyera Corp. Subscription Receipts (Canada)	3,709
1,625,026	Kinder Morgan, Inc. (1)	42,559
150,000	Kinetik Holdings, Inc. Class A	5,776
440,000	Kodiak Gas Services, Inc.	16,227
1,448,852	MPLX LP	73,544
590,000	ONEOK, Inc.	39,530
926,600	Pembina Pipeline Corp. (Canada)	35,054
1,884,900	Plains All American Pipeline LP	31,007
370,000	Targa Resources Corp.	56,995
1,400,000	TC Energy Corp. (Canada)	70,224
1,125,000	Williams Cos., Inc. (The)	65,104
		706,011
	◼ Telecommunications—11.7%
374,650	American Tower Corp. (1)	67,055
2,584,500	AT&T, Inc. (1)	63,966
1,127,288	BCE, Inc. (Canada)(1)(2)	25,770
730,050	Cellnex Telecom S.A. (Spain)	22,745
835,210	Crown Castle, Inc. (1)	75,353
71,623	Equinix, Inc. (1)(2)	60,594
2,666,500	TELUS Corp. (Canada)	38,993
1,339,489	Verizon Communications, Inc. (1)	53,231
		407,707
	Total Common Stocks & MLP Interests (Cost $2,735,090)	3,835,899
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)

Par Value	Description	Value
Corporate Bonds—21.6%
	◼ Electric, Gas and Water—10.9%
6,850	AEP Texas, Inc. 5.400%, 6/1/33	$7,059
15,000	American Electric Power Co., Inc. 5.625%, 3/1/33(1)	15,808
25,000	American Water Capital Corp. 5.150%, 3/1/34(1)(2)	25,763
22,000	Arizona Public Service Co. 6.875%, 8/1/36(1)	24,531
10,000	Berkshire Hathaway Energy Co. 8.480%, 9/15/28(1)	11,166
18,000	CenterPoint Energy Houston Electric LLC 5.050%, 3/1/35	18,219
5,000	CMS Energy Corp. 3.450%, 8/15/27	4,944
9,000	Connecticut Light & Power Co. (The) 4.950%, 8/15/34	9,120
14,000	Dominion Energy, Inc. 5.450%, 3/15/35	14,375
10,000	DPL Capital Trust II 8.125%, 9/1/31	9,838
10,000	DTE Energy Co. 5.100%, 3/1/29(1)(2)	10,252
18,500	DTE Energy Co. 5.850%, 6/1/34(1)(2)	19,661
5,000	Duke Energy Ohio, Inc. 3.650%, 2/1/29(1)(2)	4,946
5,600	Edison International 4.125%, 3/15/28	5,506
8,000	Edison International 5.250%, 3/15/32	7,917
9,970	Entergy Louisiana LLC 4.440%, 1/15/26	9,963
5,000	Entergy Louisiana LLC 5.350%, 3/15/34	5,189
6,000	Entergy Texas, Inc. 4.000%, 3/30/29	5,978
4,000	Essential Utilities, Inc. 3.566%, 5/1/29(1)	3,911
Par Value	Description	Value
10,000	Eversource Energy Series O 4.250%, 4/1/29(1)	$9,981
15,000	Florida Power & Light Co. 5.300%, 6/15/34(1)(2)	15,698
12,500	Kentucky Utilities Co. 5.450%, 4/15/33(1)	13,084
7,000	NextEra Energy Capital Holdings, Inc. 5.450%, 3/15/35	7,248
11,000	NiSource, Inc. 3.490%, 5/15/27	10,902
10,000	NiSource, Inc. 5.350%, 7/15/35	10,201
5,000	Ohio Power Co. Series G 6.600%, 2/15/33(1)	5,516
10,000	Progress Energy, Inc. 7.750%, 3/1/31(1)	11,481
8,000	Public Service Enterprise Group, Inc. 6.125%, 10/15/33	8,635
10,000	San Diego Gas & Electric Co. 5.400%, 4/15/35	10,356
7,225	Sempra 5.500%, 8/1/33	7,554
9,000	Southern Co. Gas Capital Corp. 5.750%, 9/15/33(1)	9,528
23,000	Southwestern Public Service Co. 5.300%, 5/15/35	23,586
18,000	Union Electric Co. 5.250%, 4/15/35	18,587
4,000	Virginia Electric & Power Co. Series A 2.875%, 7/15/29	3,822
		380,325
	◼ Oil & Gas Storage, Transportation and Production—7.4%
13,000	Enbridge, Inc. 4.250%, 12/1/26	12,998
10,000	Enbridge, Inc. 5.700%, 3/8/33	10,533
8,850	Energy Transfer LP 8.250%, 11/15/29(1)	9,997
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)
Par Value	Description	Value
10,200	Energy Transfer LP 6.550%, 12/1/33(1)	$11,146
7,900	Energy Transfer LP 5.800%, 6/15/38	8,062
6,000	Enterprise Products Operating LLC 3.125%, 7/31/29	5,797
8,000	Enterprise Products Operating LLC 5.350%, 1/31/33	8,371
5,000	Kinder Morgan Energy Partners LP 7.750%, 3/15/32(1)	5,803
16,000	Kinder Morgan Energy Partners LP 5.800%, 3/15/35(1)(2)	16,816
7,000	Kinder Morgan, Inc. 5.550%, 6/1/45	6,807
8,000	MPLX LP 4.250%, 12/1/27	8,013
7,000	MPLX LP 4.950%, 9/1/32	7,020
9,000	MPLX LP 5.000%, 3/1/33(1)	9,018
11,000	ONEOK, Inc. 5.650%, 9/1/34	11,330
13,000	ONEOK, Inc. 6.000%, 6/15/35(1)	13,621
6,000	ONEOK, Inc. 4.200%, 12/1/42	4,763
16,000	Phillips 66 3.900%, 3/15/28(1)	15,890
12,000	Plains All American Pipeline LP 5.950%, 6/15/35	12,531
18,000	Plains All American Pipeline LP 6.650%, 1/15/37(1)(2)	19,558
9,000	Spectra Energy Partners LP 4.500%, 3/15/45	7,798
10,000	Targa Resources Corp. 5.500%, 2/15/35	10,181
10,000	Targa Resources Corp. 5.650%, 2/15/36	10,255
18,500	Valero Energy Partners LP 4.500%, 3/15/28(1)(2)	18,626
Par Value	Description	Value
15,000	Williams Cos., Inc. (The) 5.150%, 3/15/34(1)	$15,236
		260,170
	◼ Telecommunications—3.3%
5,000	American Tower Corp. 5.800%, 11/15/28	5,213
8,000	American Tower Corp. 5.650%, 3/15/33	8,427
5,900	Comcast Corp. 7.050%, 3/15/33(1)(2)	6,730
17,000	Crown Castle, Inc. 4.450%, 2/15/26	16,989
9,000	Digital Realty Trust LP 3.600%, 7/1/29(1)	8,790
15,000	Koninklijke KPN N.V. 8.375%, 10/1/30(1)	17,564
5,000	TCI Communications, Inc. 7.125%, 2/15/28	5,333
10,000	TELUS Corp. 2.800%, 2/16/27	9,818
15,500	Verizon Communications, Inc. 7.750%, 12/1/30(1)	17,808
10,000	Verizon Communications, Inc. 5.250%, 4/2/35	10,114
7,500	Vodafone Group plc 7.875%, 2/15/30	8,556
		115,342
Total Corporate Bonds (Cost $733,332)		755,837
TOTAL INVESTMENTS—131.3% (Cost $3,468,422)		4,591,736
	Secured borrowings—(22.1)%	(773,000)
	Secured notes—(5.7)%	(200,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(3.8)%	(132,000)
	Other assets less other liabilities—0.3%	11,034
Net Assets Applicable To Common Stock—100.0%		$3,497,770
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)

(1)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(2)	All or a portion of this security has been loaned.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2025:
	Level 1	Level 2
Common stocks & MLP interests	$3,835,899	$—
Corporate Bonds	—	755,837
Total investments	$3,835,899	$755,837
There are no Level 3 priced securities held October 31, 2025 and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025

Other information regarding the Fund is available on the Fund’s website www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.
* Percentages are based on total investments rather than net assets applicable to common stock and include securities pledged as collateral for the Fund’s borrowings.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2025
(Reported in thousands except shares and per share amounts)

Assets:
Investments at value (cost $3,468,422) including $726,836 of securities loaned	$4,591,736
Cash	26,584
Receivables:
Dividends and interest	15,306
Tax reclaims	1,798
Securities lending receivable	50
Prepaid expenses	22
Total assets	4,635,496
Liabilities:
Secured borrowings (Note 7)	773,000
Secured notes (net of deferred offering costs of $174) (Note 7)	199,826
Payables:
Dividend distributions on common stock	24,429
Investment advisory fees (Note 3)	2,116
Administrative fees (Note 3)	369
Interest on secured borrowings (Note 7)	3,430
Interest on secured notes (Note 7)	1,663
Interest on mandatory redeemable preferred shares (Note 8)	515
Accrued expenses	525
Mandatory redeemable preferred shares (liquidation preference $132,000, net of deferred offering costs of $147) (Note 8)	131,853
Total liabilities	1,137,726
NET ASSETS APPLICABLE TO COMMON STOCK	$3,497,770
CAPITAL:
Common stock ($0.001 par value per share; 450,000,000 shares authorized and 375,804,183 shares issued and outstanding)	$376
Additional paid-in capital	2,448,498
Total distributable earnings (accumulated losses)	1,048,896
Net assets applicable to common stock	$3,497,770

NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.31
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2025
($ reported in thousands)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $4,197)	$141,564
Less return of capital distributions (Note 2)	(16,555)
Interest	36,100
Securities lending income, net	582
Total investment income	161,691
EXPENSES:
Investment advisory fees (Note 3)	24,089
Administrative fees (Note 3)	4,637
Interest expense and fees on secured borrowings (Note 7)	41,635
Interest expense and amortization of deferred offering costs on secured notes (Note 7)	6,241
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	6,215
Reports to shareholders	1,055
Professional fees	605
Directors’ fees (Note 3)	567
Custodian fees	409
Transfer agent fees	225
Other expenses	701
Total expenses	86,379
Net investment income (loss)	75,312
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	170,173
Net realized gain (loss) on foreign currency transactions	(284)
Net change in unrealized appreciation / depreciation on investments	185,370
Net change in unrealized appreciation (depreciation) on foreign currency transaction	42
Net realized and unrealized gain (loss)	355,301
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$430,613
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)

	For the year ended October 31, 2025	For the year ended October 31, 2024
OPERATIONS:
Net investment income (loss)	$75,312	$63,418
Net realized gain (loss)	169,889	163,640
Net change in unrealized appreciation / depreciation	185,412	616,012
Net increase (decrease) in net assets applicable to common stock resulting from operations	430,613	843,070
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(224,331)	(218,730)
Return of capital	(66,568)	(67,023)
Decrease in net assets from distributions to common stockholders (Note 5)	(290,899)	(285,753)
From Capital Share Transactions
Shares issued to common stockholders from dividend reinvestment (6,298,589 and 6,969,706 shares, respectively)	57,619	58,893
Net proceeds from shares issued through at-the-market offering of 0 and 0 shares, respectively (Note 9)	—	(93)
Increase (Decrease) in net assets from capital share transactions	57,619	58,800
Total increase (decrease) in net assets	197,333	616,117
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	3,300,437	2,684,320
End of year	$3,497,770	$3,300,437
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED October 31, 2025
($ reported in thousands)

INCREASE (DECREASE) IN CASH
Cash Flows provided by (used in) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$430,613
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	682,573
(Increase) Decrease in investment securities sold receivable	17,417
Purchases of long-term investments	(611,209)
Net (purchases) or sales of short-term investments	54,001
Net change in unrealized (appreciation)/depreciation on long-term investments	(185,370)
Net realized (gain)/loss on investments	(170,173)
Return of capital distributions on investments	16,555
Proceeds from litigation settlements	358
Net amortization and accretion of premiums and discounts on debt securities	1,887
Amortization of deferred offering costs	345
(Increase) Decrease in tax reclaims receivable	(1,798)
(Increase) Decrease in dividends and interest receivable	550
(Increase) Decrease in prepaid expenses	123
Increase (Decrease) in interest payable on secured borrowings	(429)
Increase (Decrease) in affiliated expenses payable	473
Increase (Decrease) in non-affiliated expenses payable	(37)
Cash provided by (used in) operating activities	235,879
Cash provided (used in) financing activities:
Cash distributions paid to shareholders	(232,869)
Cash provided by (used in) financing activities	(232,869)
Net increase (decrease) in cash	3,010
Cash and foreign currency at beginning of period	23,574
Cash and foreign currency at end of period	$26,584
Supplemental cash flow information:
Proceeds from issuance of common stock under dividend reinvestment plan	$57,619
Cash paid during the period for interest expense on secured borrowings	$42,064
Cash paid during the period for interest expense on mandatory redeemable preferred shares	$6,112
Cash paid during the period for interest expense on secured notes	$6,000
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the year ended October 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$8.93	$7.40	$8.65	$9.44	$8.64
Net investment income (loss)	0.20	0.17	0.15	0.20	0.23
Net realized and unrealized gain (loss)	0.96	2.14	(0.62)	(0.21)	1.35
Net increase (decrease) from investment operations applicable to common stock	1.16	2.31	(0.47)	(0.01)	1.58
Distributions on common stock:
Net investment income	(0.21)	(0.17)	(0.18)	(0.24)	(0.27)
Net realized gain	(0.39)	(0.43)	(0.38)	(0.41)	(0.39)
Return of capital	(0.18)	(0.18)	(0.22)	(0.13)	(0.12)
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$9.31	$8.93	$7.40	$8.65	$9.44
Market value, end of period	$10.17	$9.54	$9.01	$10.65	$10.84
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.53%	3.09%	2.88%	1.90%	1.77%
Operating expenses, without leverage	0.95%	1.02%	1.03%	0.98%	1.00%
Net investment income	2.21%	2.13%	1.76%	2.09%	2.49%
SUPPLEMENTAL DATA:
Total return on market value(1)	16.02%	16.03%	(8.50)%	5.83%	17.36%
Total return on net asset value(1)	13.54%	32.62%	(6.14)%	(0.63)%	18.70%
Portfolio turnover rate	14%	10%	7%	9%	12%

Net assets applicable to common stock, end of period (000’s omitted)	$3,497,770	$3,300,437	$2,684,320	$3,066,911	$3,243,965
Borrowings outstanding, end of period (000’s omitted) Secured borrowings(2)	$773,000	$773,000	$773,000	$598,000	$598,000
Secured notes(2)	$200,000	$200,000	$200,000	$300,000	$300,000
Total borrowings	$973,000	$973,000	$973,000	$898,000	$898,000
Asset coverage on borrowings(3)	$4,730	$4,528	$3,894	$4,646	$4,843
Preferred stock outstanding, end of period (000’s omitted)(2)	$132,000	$132,000	$132,000	$207,000	$207,000
Asset coverage on preferred stock(4)	$416,540	$398,682	$342,925	$377,548	$393,571
Asset coverage ratio on total leverage (borrowings and preferred stock)(5)	417%	399%	343%	378%	394%

(1)
Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(3)
Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.

(4)
Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.
The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2025
Note 1. Organization
DNP Select Income Fund Inc. (“DNP” or the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.  Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.  Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security. Discounts are accreted over the remaining life of the security. Discounts and premiums are not amortized or accreted for tax purposes.
The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2025, 100% of the MLP distributions were treated as a return of capital.
C.  Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.  Dividends and Distributions: The Fund declares and pays dividends on a monthly basis. Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.065 per share.
E.  Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.  Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
G.  Segment Reporting: ASC 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess Fund performance. The Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Fund’s Board of Directors, Duff

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
& Phelps Investment Management Co. (the “Investment Adviser”) acts as the Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its investment strategies based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
Note 3. Agreements and Management Arrangements
($ reported in thousands)
A.  Investment Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Investment Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund. The Investment Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.  Administrator: Effective March 1, 2025, the Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly managed assets up to $3 billion and 0.08% of the average weekly managed assets over $3 billion. Prior to March 1, 2025, the Fund maintained an Administration Agreement with Robert W. Baird & Co. Incorporated which had a quarterly fee payable at an annual rate of 0.20% of the Fund’s Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion.
C.  Directors: The Fund pays each director not affiliated with the Investment Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2025 were $502.
Note 4. Investment Transactions
($ reported in thousands)
Purchases and sales of investment securities for the year ended October 31, 2025 were $611,209 and $682,573, respectively.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
Note 5. Distributions and Tax Information
($ reported in thousands)
At  October 31, 2025, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,458,012	$1,262,529	$(128,805)	$1,133,724
At October 31, 2025, the Fund had $41,219 of long-term capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. These capital losses are carried forward without expiration.
The Fund declares and pays dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The character of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid to common shareholders during the years ended October 31, 2025 and 2024 was as follows:
	Year Ended	Year Ended
	2025	2024
Ordinary income	$80,615	$62,926
Long-term capital gains	143,716	155,351
Return of capital	66,568	67,023
Total	$290,899	$285,300
At October 31, 2025, the components of distributable earnings on a tax basis were as follows:
Other timing differences	$(24,429)
Capital loss carryforwards	(41,219)
Net unrealized appreciation	1,114,544
$1,048,896

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
Note 6. Reclassification of Capital Accounts
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
The reclassifications at October 31, 2025 primarily relate to premium amortization and the Fund’s investment in MLPs and the recharacterization of MLP gains and distributions.
Note 7. Debt Financing
($ reported in thousands)
The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $773,000. The Fund has also issued secured notes (the “Notes”). The Facility and Notes rank pari passu with each other and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Key information regarding the Facility and Notes is detailed below.
A.  Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at daily Secured Overnight Financing Rate (“SOFR”) plus an additional percentage rate of 0.95% on the amount borrowed. The Bank has the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. For the year ended October 31, 2025, the average daily borrowings under the Facility and the weighted daily average interest rate were $773,000 and 5.31%, respectively. As of October 31, 2025, the amount of such outstanding borrowings was $773,000 and the applicable interest rate was 4.99%.
The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
distributed with respect to any Hypothecated Security on the payment date. At October 31, 2025, Hypothecated Securities under the Facility had a market value of $2,491,095 and Rehypothecated Securities had a market value of $726,836. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.
B.  Notes: The Fund has issued and outstanding one series of fixed-rate Notes. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.
At October 31, 2025 the key terms of the Series B Secured Notes are as follows:
Series	Amount	Rate	Maturity	Estimated Fair Value
B	$200,000	3.00%	7/22/26	$197,300
The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the life of the Notes. Amortization of these offering costs of $241 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.
Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.
The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments or representative indices with similar maturity, terms and structure. The Notes are categorized as Level 2 within the fair value hierarchy.
Note 8. Mandatory Redeemable Preferred Shares
($ reported in thousands except per share amounts)
The Fund has issued and outstanding one series of Mandatory Redeemable Preferred Shares (“MRP Shares”) with a liquidation preference of $100,000 per share.
At October 31, 2025, key terms of the Series E MRP Shares are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date	Estimated Fair Value
E	1,320	$132,000	Fixed Rate	4.63%	4.63%	4/1/2027	$130,442
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these deferred offering

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
costs of $104 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 9. Offering of Shares of Common Stock
($ reported in thousands)
The Fund had a shelf registration statement allowing for an offering of up to $126,843 of common stock. The shares of common stock were offered and sold directly to purchasers, through at-the-market offerings using an equity distribution agent, or through a combination of these methods. The Fund entered into an agreement with Wells Fargo Securities, LLC to act as the Fund’s equity distribution agent. The Fund incurred costs in connection with this offering of common stock. These costs were recorded as a deferred charge and were amortized as shares of common stock were sold. This offering expired August 5, 2024 and no shares of common stock were sold via this offering during the fiscal years ended October 31, 2024 or October 31, 2025.
Note 10. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
Note 11. Recent Accounting Pronouncement
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this ASU.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of DNP Select Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.
Chicago, Illinois
December 12, 2025

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2026, the Fund will make available the tax status of all distributions paid for the calendar year 2025. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2025, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($ in thousands)
100.00%	100.00%	$143,716

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge,  upon request, by calling the Administrator toll-free at
(877) 381-2537 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge,  upon request, by calling the Administrator toll-free at
(877) 381-2537 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at  www.sec.gov.  In addition,  the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (877) 381-2537 or is available on the Fund’s website at www.dpimc.com/dnp.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2024: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
Additional information relating to the Fund’s directors and officers, and any other information found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided on the back of this report.
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective.
Principal Strategies: The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.
The Fund’s policy of concentrating its investments in the utilities industry has been developed to take advantage of the characteristics of securities of companies in that industry. Historically, securities of companies in the public utilities industry have tended to produce current income and long-term growth of income for their holders.  They are well suited to the Fund’s primary investment objectives.
Principal Risks:
Equity Securities Risk: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the fund’s shares will be affected.
Industry/Sector Concentration Risk: The Fund invests a significant portion of its total assets in securities of public utility companies. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.
Utilities Industry Risk: Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.
Credit & Interest Rate Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing Risk: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
MLP Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Leverage Risk: The Fund employs leverage through preferred stock, secured notes and a line of credit. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased from such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leverage strategy will be successful during any period in which it is employed.
Market  Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear.  Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligation when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.
U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. Government securities does not apply to the value of the Fund’s shares.
Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
Distribution Risk: In February 2007, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 6.5 cents per share monthly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 6.5 cents per share monthly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders, in which case the 6.5 cents per share monthly distribution might not be maintained.
No Guarantee: There is no guarantee that the portfolio will meet its objectives.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors and officers of the Fund as of the date of issuance of this report.

Directors of the Fund (Unaudited)

Directors are divided into three classes and are elected to serve staggered three-year terms.  All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Burke and Mr. Kahrer, who were elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Aylward, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act.  Mr. Aylward is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Investment Adviser and Administrator, and various positions with its affiliates.  All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.:  Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.
The address for all directors is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606.
Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Donald C. Burke Age: 65	Director	Term expires 2027; Director since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007–2009; Managing Director, BlackRock, Inc. 2006–2009; Managing Director, Merrill Lynch Investment Managers 1990–2006	97
Director, Avista Corp.
(energy company);
Director, Duff &
Phelps Utility and
Corporate Bond
Trust Inc. (“DUC”)
2014-2021; Trustee,
Goldman Sachs Fund
Complex 2010-2014;
Director, BlackRock
Luxembourg and
Cayman Funds
2006-2010

Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Mareilé B Cusack Age: 67	Director	Term expires 2026; Director since 2023
General Counsel, Ariel
Investments, LLC (registered
investment adviser) 2008-2023
(Chief Privacy Officer
2019-2023, Senior Vice President
2012-2023, Anti-Money
Laundering Officer 2010-2023
and Vice President 2007-2012);
Vice President, Ariel Investment
Trust (mutual fund complex)
2008-2023 (Anti-Money
Laundering Officer 2010-2023,
Secretary 2014-2023 and
Assistant Secretary 2008-2014);
Vice President, General Counsel,
Secretary and Anti-Money
Laundering Officer, Ariel
Distributors, LLC (registered
broker-dealer) 2008-2023; Vice
President and General Counsel,
Ariel Alternatives, LLC
(registered investment adviser),
Project Black Management Co.
(relying adviser) and Ariel GP
Holdco, management member to
Project Black, LP (private fund)
2021-2023; Vice President and
Associate General Counsel,
Chicago Stock Exchange
March-October 2007 (Chief
Enforcement Counsel 2004-2007);
Chief Legal Officer, Illinois
Gaming Board 1995-2001;
Branch Chief, Branch of
Interpretations and Small Offering
Issuers, Chicago Regional Office,
U.S. Securities and Exchange
Commission 1991-1995 (Staff
Attorney, Enforcement Division
1988-1991)
3

Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Mark G. Kahrer Age: 63	Director	Term expires 2028; Director since March 2025	Senior Vice President-Regulatory Affairs, Marketing and Energy Efficiency, New Jersey Natural Gas (subsidiary of New Jersey Resources) 2020-Present (Vice President of Regulatory Affairs, 2017-2019); Public Service Enterprise Group, 1983-2017 (positions held include Vice President Finance & Development, PSEG Power; Vice President - Finance, PSE&G; Assistant Treasurer; Director, Financial Risk Management; Director - Corporate Accounting)	3
Eileen A. Moran Age: 71	Director and Chair of the Board	Term expires 2027; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3	Director, DUC 1996-2021
Interested Director
George R. Aylward Age: 61	Director	Term expires 2025; Director since 2024	Director. President and Chief Executive Officer (since 2008) Virtus Investment Partners. Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates since 2005	108
Director, Stone Harbor
Investment Funds plc
(9 sub-funds), Stone
Harbor Global Funds
plc (2 sub-funds) and
Virtus Global Funds
ICAV (9 sub-funds)
since 2023; Member,
Board of Governors of
the Investment
Company Institute
since 2021; and
Director, Virtus Global
Funds, plc (5
sub-funds) since 2013

Officers of the Fund (Unaudited)

The officers of the Fund are elected annually by the board of directors of the Fund and serve until their respective successors are chosen and qualified. The officers receive no compensation from the Fund, but are also officers of the Fund’s Investment Adviser and/or the Administrator and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606, except as noted.
Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
David D. Grumhaus, Jr. Age 59	President and Chief Executive Officer since 2021	President and Chief Investment Officer of the Investment Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)
W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 53	Vice President since 2024, Treasurer and Principal Financial and Accounting Officer since July 2025 (Assistant Treasurer 2024-July 2025)
Executive Vice President, Fund Services since
2016 (Senior Vice President, Fund Services
2010-2016) and various officer positions since
2004, Virtus Investment Partners, Inc. and/or
certain of its subsidiaries; Director since 2023,
Stone Harbor Investment Funds plc and Stone
Harbor Global Funds plc; Director since 2019,
Virtus Global Funds ICAV; Director since 2013,
Virtus Global Funds, plc; various officer
positions since 2006 of various registered funds
advised by subsidiaries of Virtus Investment
Partners, Inc.; Member, BNY Mellon Asset
Servicing Client Advisory Board 2022-2025

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 52	Vice President and Assistant Secretary since March 2025 (Vice President and Secretary 2020 to 2024)
Vice President since 2016 and Senior Counsel,
Legal since 2007 and various officer positions
since 2008, Virtus Investment Partners, Inc.
and/or certain of its subsidiaries; various officer
positions since 2008 of various registered funds
advised by subsidiaries of Virtus Investment
Partners, Inc.

Kathleen L. Heygi Age 58	Chief Compliance Officer since 2022	Managing Director and Chief Compliance Officer of the Investment Adviser since 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022
Connie M. Luecke, CFA Age: 67	Vice President and Chief Investment Officer since 2018
Senior Managing Director of the Investment
Adviser since 2015 (Senior Vice President
1998-2014; Managing Director 1996-1998;
various positions with an Adviser affiliate
1992-1995); Portfolio Manager, Virtus Total
Return Fund Inc. (2011 - May 2025); Portfolio
Manager, Virtus Duff & Phelps Global
Infrastructure Fund (2004 - May 2025)

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel J. Petrisko, CFA Age: 65	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017 – 2021; Vice President 2015-2016)
Executive Managing Director of the Investment
Adviser since 2017 (Senior Managing Director
2014-2017; Senior Vice President 1997 – 2014;
Vice President 1995 – 1997); Chief Investment
Officer, DUC 2004-2021, Senior Vice President
2017-2021 and Assistant Secretary 2015-2021
(Vice President 2000-2016; Portfolio Manager
2002-2004)

Timothy P. Riordan Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 61	Vice President since 2023
Assistant Vice President, Fund Administration,
Virtus Fund Services, LLC since March 2025;
Senior Vice President, Fund Administration,
Robert W. Baird & Co Incorporated 2019-March
2025; Senior Vice President, J.J.B. Hilliard, W.L.
Lyons LLC 2018-2019 (Vice President
1998-2018)

Kathryn L. Santoro Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 51	Vice President since March 2025 and Secretary since 2024
Vice President and Senior Attorney, Virtus
Investment Partners, Inc. since 2024; various
officer positions of registered funds advised by
subsidiaries of Virtus Investment Partners, Inc.
since 2024; Vice President, General Counsel, and
Secretary, Anuvu Corp. 2021 – 2023; Managing
Counsel, Janus Henderson Investors and various
officer positions of registered funds advised by
Janus Henderson Investors 2016 – 2020

Nikita K. Thaker Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 47	Vice President and Assistant Treasurer since 2024
Vice President and Closed-End Fund Controller,
Virtus Investment Partners, Inc. since 2021
(Assistant Vice President—Mutual Fund
Accounting & Reporting, 2015 to 2021; Director
2011-2015); various officer positions, Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries since 2015; Vice President,
Controller and Assistant Treasurer, Virtus
Closed-End Funds and Virtus Closed-End Funds
II since 2021 (Assistant Treasurer 2017-2021)

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

DNP Select Income Fund Inc. (the “Fund”) maintains a Distribution Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all distributions paid on their common stock automatically reinvested by Computershare Inc. (the “Agent”) as plan agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by the Agent as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.
When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:
 (i).   If the current market price of the shares equals or exceeds their net asset value, the Fund will issue new shares to the plan at the greater of current net asset value or 95% of the then current market price, without any per share fees (or equivalent purchase costs).
 (ii).   If the current market price of the shares is less than their net asset value, the Agent will receive the distributions in cash and will purchase the reinvestment shares in the open market or in private purchases for the participants’ accounts. Each participant will pay a per share fee, (or equivalent purchase costs) incurred in connection with such purchases. Purchases are made through a broker selected by the Agent that may be an affiliate of the Agent. Shares are allocated to the accounts of the respective participants at the average price per share, plus per share fees paid by the Agent for all shares purchased by it in reinvestment of the distribution(s) paid on a particular day and in concurrent purchases of shares for voluntary additional share investment.
The time of valuation is the close of trading on the New York Stock Exchange on the most recent day preceding the date of payment of the distribution on which that exchange is open for trading. As of that time, the Fund’s administrator compares the net asset value per share as of the time of the close of trading on the New York Stock Exchange, and determines which of the alternative procedures described above are to be followed.
The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by the Agent, including a fractional share to six decimal places. The Agent sends to each participant a written statement of all transactions in the participant’s share account, including information that the participant will need for income tax records. Shares held in the participant’s plan account have full distribution and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.
The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a per share fee incurred in connection with purchases by the Agent for reinvestment of distributions and voluntary cash payments.
The automatic reinvestment of distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Plan participants may purchase additional shares of common stock through the plan by delivering to the Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Agent will use such funds to purchase shares in the open market or in private transactions.
The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Agent and a per share fee paid by the Agent for all shares purchased by it, including for reinvestment of distributions. Funds sent to the Agent for voluntary additional share investment may be recalled by the participant by telephone, internet or written notice received by the Agent not later than three business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Agent for subsequent investment. Participants will not receive interest on voluntary additional funds held by the Agent pending investment.
A shareholder may leave the plan at any time by telephone, Internet or written notice to the Agent. If your letter of termination is received by the Agent after the record date for a distribution, it may not be effective until the next distribution. Upon discontinuing your participation, you will have two choices (i) if you so request by telephone, through the Internet or in writing, the Agent will sell your shares and send you a check for the net proceeds after deducting the Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04) or (ii) if you so request by telephone, through the Internet or in writing, you will receive from the Agent a certificate for the number of whole non-certificated shares in your share account, and a check in payment of the value of a fractional share, less applicable fees. If and when it should be determined that the only balance remaining in your plan account is a fraction of a single share, your participation may be deemed to have terminated, and the Agent will mail you a check for the value of your fractional share less applicable fees, determined as in the case of other terminations.
The Fund may change, suspend or terminate the plan at any time, and will promptly mail a notice of such action to the participants at their last address of record with the Agent.
For more information regarding, and an authorization form for, the plan, please contact the Agent at 1-877-381-2537 or on the Agent’s website, www.computershare.com/investor.
Information on the plan is also available on the Fund’s website at www.dpimc.com/dnp.

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Board of Directors
EILEEN A. MORAN
Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
MARK G. KAHRER
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
CONNIE M. LUECKE, CFA
Vice President and Chief Investment Officer
W. PATRICK BRADLEY, CPA
Vice President, Treasurer and Principal Financial and Accounting Officer
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
JENNIFER S. FROMM
Vice President and Assistant Secretary
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
TIMOTHY P. RIORDAN
Vice President
DNP Select Income Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DNP
Shareholder inquiries please contact:
Fund Services at (877) 381-2537 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dnp. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that two members of its audit committee: Donald C. Burke and Mark G. Kahrer, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
(a) Audit Fees (1)	$71,800	$69,015
(b) Audit-Related Fees (2)(6)	$0	$0

(c) Tax Fees (3)(6)	$21,761	$21,186
(d) All Other Fees (4)(6)	$ 0	$0
Aggregate Non-Audit Fees (5)(6)	$21,761	$21,186

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee of its board of directors (the “Audit Committee”) of has adopted policies and procedures for the pre-approval of services provided by Ernst & Young LLP (the “Policy”).

Under the Policy, the Audit Committee identifies certain audit, audit-related, and tax services, which the Audit Committee may pre-approve on a general basis (i.e., without case-by-case consideration) (“general pre-approval”). Additionally, the Audit Committee may grant general pre-approval to certain non-audit services identified in the Policy provided to the registrant or its affiliates that relate directly to the operations and financial reporting of the registrant, so long as the Audit Committee believes such services are (a) consistent with the SEC’s auditor independence rules, and (b) routine and recurring services that will not impair the independence of the independent auditors. In addition to the foregoing, the Audit Committee must pre-approve, on a case-by-case basis (“specific pre-approval”) (1) annual audit services engagement terms and fees, (2) any audit-related services not subject to general pre-approval in the Policy, (3) tax services related to large and complex transactions, and (4) any other non-audit services not subject to general pre-approval in the Policy.

The Audit Committee has determined that the chair of the Audit Committee may provide specific pre-approval for such services that meet the above requirements but are not included in the general pre-approval (“specific pre-approval”) in the event such approval is sought between regularly scheduled meetings. Services provided pursuant to the general pre-approval and the specific pre-approval are reported to the audit committee at its next regularly scheduled meeting, and the audit committee is asked to ratify services provided pursuant to the specific pre-approval.

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	Aggregate non-audit fees are shown in the table above.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the audit committee include all the independent members of the registrant’s board of directors, which are Donald C. Burke, Mareilé B. Cusack, Mark G. Kahrer and Eileen A. Moran.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s board of directors has adopted the following proxy voting policies and procedures.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 8, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party, to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.	It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Special factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case- by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by- case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case- by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for its amendment and/or approval.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of December 19, 2025, are as follows:

Connie M. Luecke, CFA, Vice President and Chief Investment Officer of DNP since 2018, has served on the Fund’s portfolio management team since 1998 as the senior telecommunications analyst. She has been a Senior Managing Director of the Adviser since 2015 (Senior Vice President from 1998-2014, Managing Director from 1996 – 1998, and various positions with an Adviser affiliate from 1992 – 1995). Ms. Luecke co-founded the Adviser’s Global Listed Infrastructure Strategy and served as a portfolio manager on the strategy from its inception in 2004 until 2025.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been an Executive Vice President since March 2021 and Assistant Secretary since 2015 (Senior Vice President 2017 – 2020, (Vice President 2015-2017). He has been an Executive Managing Director of the Adviser since March 2017 (Senior Managing Director from 2014- February 2017, Senior Vice President from 1997 – 2014 and Vice President from 1995 – 1997). Mr. Petrisko concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Kyle P. West, CFA, has served on the Fund’s portfolio management team since 2020 and has had primary responsibility for managing the Fund’s midstream energy portfolio since 2020. He has been a Managing Director of the Adviser since 2020 (Director 2013-2020; Assistant Vice President 2008-2013). Previously, he served as a Senior Research Analyst at the Adviser for North American midstream energy and utility companies. He also served as an Institutional Relationship Manager and Product Specialist for the Adviser’s Investment Grade Fixed Income, Large Cap Equity, and Global Listed Infrastructure strategies. He joined the Duff & Phelps organization in 2005 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31,2025 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2025, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

Registered Investment Companies (1)	Other Pooled Investment Vehicles (2)	Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Connie M. Luecke	0	—	0	—	0	—

Daniel J. Petrisko	1	$35.7	0	—	7	$888.9

Kyle P. West	0	—	0	—	0	—

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2) Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3) Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure of the Fund’s portfolio managers. The Adviser is committed to attracting and retaining the highest caliber employees and investment talent. The Adviser’s compensation and benefits program is comprehensive and designed to reward performance and commitment to shareholders. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, and a benefits package.

Following is a more detailed description of the Investment Adviser’s compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. The Adviser uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus: Annual incentive payments for portfolio managers are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five – year periods and the portfolio manager’s participation is based on the performance of each fund account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in restricted stock units of Virtus Investment Partners or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the portfolio manager.

•	Other Benefits – Portfolio managers are also eligible to participate in broad-based plans offered by Virtus including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2025, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Connie M. Luecke	$100,001 - $500,000
Daniel J. Petrisko	$10,001 - $50,000
Kyle P. West	$50,001 - $100,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Securities Lending Activities

Gross income from securities lending activities $ 832,020

Fees paid to securities lending agent from a revenue split $ (249,606)

Net income from securities lending activities $ 582,414

(b) The registrant does not have a standalone securities lending program. However, the provisions of the registrant’s committed facility agreement with a commercial bank (which is collateralized by certain portfolio securities of the registrant) allow the bank to borrow securities pledged by the registrant and lend them to third parties and affiliates of the bank. The bank shares with the registrant a portion of the revenue it receives from lending those securities. The above-described provisions of the registrant’s committed facility operate in a manner similar to a securities lending program. In connection with those borrowing and lending activities, the bank performs the following services:

• locating borrowers

• monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing the securities, not the registrant’s collateral under the facility)

• requiring additional collateral as necessary (as above)

• cash collateral management

• qualified dividend management

• negotiation of loan terms

• selection of securities to be loaned

• recordkeeping and account servicing

• monitoring dividend activity and material proxy votes relating to loaned securities, and

• arranging for return of loaned securities to the registrant at loan termination

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)

Ernst  & Young LLP (“EY”) served as the registrant’s independent registered public accounting firm for the fiscal year ended October 31, 2025. EY’s reports on the financial statements for the fiscal years ended October  31, 2024 and October 31, 2025 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2024 and October  31, 2025, and through the date of EY’s dismissal, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with their reports on the registrant’s financial statements for the respective periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 10, 2025, the audit committee of the registrant’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as independent public accounting firm for the registrant for the fiscal year ended October 31, 2026, thereby replacing EY effective upon the completion of their October 31, 2025 audit and issuance of their report thereon. Through December 12, 2025 (opinion date of the October 31, 2025 financial statements) and during the registrant’s fiscal year ended October 31, 2025, neither the registrant nor anyone on its behalf consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The registrant has requested that EY furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended October  31, 2025 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP Select Income Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date	December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date	December 23, 2025

By (Signature and Title)	/s/ W. Patrick Bradley
W. Patrick Bradley
Vice President, Treasurer and Principal Financial and Accounting Officer
(Principal Financial Officer)

Date	December 23, 2025